    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 01, 1998

                             REGISTRATION STATEMENT NOS. 333-58705, 333-58705-01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 POST-EFFECTIVE
                                AMENDMENT NO. 2
                                       TO
                             REGISTRATION STATEMENT
                               ON FORM S-3 UNDER
                           THE SECURITIES ACT OF 1933


                             ---------------------

         PATRIOT AMERICAN HOSPITALITY, INC.                       WYNDHAM INTERNATIONAL, INC.
   (Exact Name of Registrant as Specified in its         (Exact Name of Registrant as Specified in its
                      Charter)                                              Charter)
                      DELAWARE                                              DELAWARE
  (State or Other Jurisdiction of Incorporation or      (State or Other Jurisdiction of Incorporation or
                   Organization)                                         Organization)
                     94-0358820                                            94-2878485
        (I.R.S. Employer Identification No.)                  (I.R.S. Employer Identification No.)
               1950 Stemmons Freeway                                 1950 Stemmons Freeway
                     Suite 6001                                            Suite 6001
                  Dallas, TX 75207                                      Dallas, TX 75207
                   (214) 863-1000                                        (214) 863-1000
    (Address, Including Zip Code and Telephone Number, Including Area Code, of Registrant's Principal
                                            Executive Office)
                  PAUL A. NUSSBAUM                                     JAMES D. CARREKER
 Chairman of the Board and Chief Executive Officer     Chairman of the Board and Chief Executive Officer
         Patriot American Hospitality, Inc.                       Wyndham International, Inc.
               1950 Stemmons Freeway                                 1950 Stemmons Freeway
                     Suite 6001                                            Suite 6001
                  Dallas, TX 75207                                      Dallas, TX 75207
                   (214) 863-1000                                        (214) 863-1000
   (Name, Address, Including Zip Code and Telephone Number, Including Area Code, of Agent for Service)

                           --------------------------

                                   Copies to:

                             GILBERT G. MENNA, P.C.
                          MARTIN CARMICHAEL III, P.C.
                          GOODWIN, PROCTER & HOAR LLP
                      EXCHANGE PLACE BOSTON, MA 02109-2881
                                 (617) 570-1000

                           --------------------------

          Approximate date of commencement of proposed sale to public:
  As soon as practicable after this registration statement becomes effective.

                           --------------------------

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                           --------------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      PATRIOT AMERICAN HOSPITALITY, INC.
                         WYNDHAM INTERNATIONAL, INC.
                              EXPLANATORY NOTE

                           --------------------------

    Patriot American Hospitality, Inc. and Wyndham International, Inc. are filing this post-effective amendment pursuant to Rule 462(d) under the Securities Act of 1933, as amended, to file Exhibit 8.1 and Exhibit 23.1A to the registration statement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

Registration fee..................................................  $  45,179
Printing fees and expenses........................................     15,000
Legal fees and expenses...........................................     50,000
Accounting fees and expenses......................................     30,000
Miscellaneous.....................................................     10,000
                                                                    ---------
Total.............................................................  $ 150,179
                                                                    ---------
                                                                    ---------

------------------------

*   Fees and expenses are estimated with the exception of the registration fee.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Pursuant to Section 145 of the DGCL, each of the Corporation Charter and the Operating Company Charter includes a provision which eliminates any personal liability for a director to the Corporation or the Operating Company, as the case may be, and to the stockholders, for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or the Operating Company, as the case may be, or to the stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) in connection with certain unlawful dividend payments or stock redemptions or repurchases or (iv) for any transaction from which such director derived an improper personal benefit. In addition, the Corporation Charter and the Operating Company Charter each provide that if the DGCL is amended to authorize the further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation or the Operating Company shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

    Article VII of each of the Corporation Bylaws and the Operating Company Bylaws provides for indemnification by the Corporation or the Operating Company, as the case may be, of their respective officers, directors and the officers and directors of their respective subsidiaries to the fullest extent permitted by
Section 145 of the DGCL, as amended from time to time and the Corporation and the Operating Company may, by action of their respective Board of Directors, indemnify all other persons the Corporation or the Operating Company may indemnify under the DGCL.

ITEM 16. EXHIBITS.

   4.1(1)    Agreement (the "Pairing Agreement"), dated February 15, 1983 and as amended February 18, 1988, between Bay Meadows Operating Company and
               California Jockey Club (f/k/a Bay Meadows Realty Enterprises, Inc.), as
               amended (incorporated by reference to Exhibit 4.3 to California Jockey
               Club's and Bay Meadows Operating Company's Registration Statement on
               Form S-2, and to Exhibit 4.2 to California Jockey Club's and Bay Meadows
               Operating Company's Annual Report on Form 10-K for the year ended
               December 31, 1987 (Nos. 001-09319 and 001-09320).
   4.1(2)    Amendment No. 2 to the Pairing Agreement (incorporated by reference to
               Exhibit 4.2 to Patriot American Hospitality, Inc.'s and Wyndham
               International, Inc.'s Registration Statement on Form S-4 (Nos. 333-39875
               and 333-39875-01)).

   4.1(3)    Amendment No. 3 to the Pairing Agreement (incorporated by reference on
               Exhibit 4.3 to Patriot American Hospitality, Inc.'s and Wyndham
               International, Inc.'s Registration Statement on Form S-4 (Nos. 333-44203
               and 333-44203-01)).
   4.2       Cooperation Agreement, dated December 18, 1997, between Patriot American
               Hospitality, Inc. and Wyndham International, Inc. (incorporated by reference to Exhibit 4.4 to Patriot American Hospitality, Inc.'s and
               Wyndham International, Inc.'s Registration Statement on Form S-4 (Nos.
               333-44203 and 333-44203-01)).
   5.1       Opinion of Goodwin, Procter & Hoar LLP as to legality of securities being offered.
  *8.1       Opinion of Goodwin, Procter & Hoar LLP as to tax matters
               (incorporated by reference to the same-numbered exhibit to
               Patriot American Hospitality, Inc.'s and Wyndham International,
               Inc.'s Registration Statement on Form S-3 (Nos. 333-51779,
               333-51779-01)).
  23.1       Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1).
 *23.1A      Consent of Goodwin, Procter & Hoar LLP
  23.2       Consent of Ernst & Young LLP, Dallas, Texas.
  23.3       Consent of Ernst & Young LLP, Seattle, Washington.
  23.4       Consent of Ernst & Young LLP, Phoenix, Arizona.
  23.5       Consent of Ernst & Young LLP, Miami, Florida.
  23.6       Consent of Ernst & Young LLP, San Juan, Puerto Rico.
  23.6A      Consent of Ernst & Young LLP, Wichita, Kansas.
  23.7       Consent of PricewaterhouseCoopers LLP, Pittsburgh, Pennsylvania.
  23.8       Consent of PricewaterhouseCoopers LLP, Dallas, Texas.
  23.9       Consent of PricewaterhouseCoopers LLP, Phoenix, Arizona.
  23.10      Consent of PricewaterhouseCoopers LLP, Tampa, Florida.
  23.11      Consent of Pannell Kerr Forster PC, Alexandria, Virginia.
  23.12      Consent of PricewaterhouseCoopers LLP, Miami, Florida.
  23.13      Consent of Deloitte & Touche LLP, Houston, Texas.
  23.14      Consent of Arthur Andersen LLP, Dallas, Texas.
  23.15      Consent of Arthur Andersen, London, United Kingdom.
  24.1       Powers of Attorney (included on signature pages to the Registration
               Statement).
  99.1       Purchase Agreement, dated as of April 6, 1998, by and among Patriot
               American Hospitality, Inc., Wyndham International, Inc., PaineWebber
               Incorporated and PaineWebber Financial Products, Inc. (previously filed).
  99.2       Purchase Price Adjustment Mechanism Agreement, dated as of April 6, 1998, by and among Patriot American Hospitality, Inc., Wyndham International,
               Inc., PaineWebber Incorporated and PaineWebber Financial Products, Inc.
               (incorporated by reference to Exhibit 10.3 to the Companies' Quarterly
               Report on Form 10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
  99.3       Letter Agreement, dated July 30, 1998, by and among Patriot American
               Hospitality, Inc., Wyndham International, Inc. and PaineWebber Financial
               Products, Inc.
  99.4       Letter Agreement, dated August 14, 1998, by and among Patriot American
               Hospitality, Inc., Wyndham International, Inc. and PaineWebber Financial
               Products, Inc. (incorporated by reference to Exhibit 10.4 to the
               Companies' Quarterly Report on Form 10-Q for the quarter ended June 30,
               1998) (Nos. 001-09319 and 001-09320).
  99.5       Purchase Agreement, dated as of February 26, 1998, by and among Patriot
               American Hospitality, Inc., Wyndham International, Inc., and NMS
               Services, Inc. (incorporated by reference to Exhibit 10.5 to the
               Companies' Quarterly Report on Form 10-Q for the quarter ended June 30,
               1998) (Nos. 001-09319 and 001-09320).

  99.6       Purchase Price Adjustment Mechanism, dated as of February 26, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc.,
               and NMS Services, Inc. (incorporated by reference to Exhibit 10.6 to the
               Companies' Quarterly Report on Form 10-Q for the quarter ended June 30,
               1998) (Nos. 001-09319 and 001-09320).
  99.7       Amendment to Agreements, dated as of August 14, 1998, by and among Patriot
               American Hospitality, Inc., Wyndham International, Inc. and NationsBanc
               Mortgage Capital Corporation (incorporated by reference to Exhibit 10.7 to the Companies' Quarterly Report on Form 10-Q for the quarter ended
               June 30, 1998) (Nos. 001-09319 and 001-09320).
  99.8       Purchase Agreement, dated December 31, 1997, by and among Patriot American
               Hospitality, Inc., Patriot American Hospitality Operating Company, UBS
               Limited and Union Bank of Switzerland. (incorporated by reference to
               Exhibit 10.8 to the Companies' Quarterly Report on Form 10-Q for the
               quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
  99.9       Forward Stock Contract, dated as of December 31, 1997, by and among
               Patriot American Hospitality, Inc., Patriot American Hospitality
               Operating Company, and Union Bank of Switzerland. (incorporated by reference to Exhibit 10.9 to the Companies' Quarterly Report on Form
               10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and
               001-09320).
  99.10      Letter Agreement, dated as of August 14, 1998, by and among Patriot
               American Hospitality, Inc., Wyndham International, Inc. and UBS AG,
               London Branch (incorporated by reference to Exhibit 10.10 to the
               Companies' Quarterly Report on Form 10-Q for the quarter ended June 30,
               1998) (Nos. 001-09319 and 001-09320).
  99.11      Letter Agreement, dated September 11, 1998, by and among Patriot American
               Hospitality, Inc., Wyndham International, Inc. and UBS AG, London
               Branch.
  99.12      Letter, dated September 15, 1998, from PaineWebber Financial Products,
               Inc. to Patriot American Hospitality, Inc. and Wyndham International,
               Inc.
  99.13      Letter Agreement, dated September 30, 1998, by and among Patriot American
               Hospitality, Inc., Wyndham International, Inc. and PaineWebber Financial
               Products, Inc. (incorporated by reference to the same numbered exhibit to the Companies' joint registration statement on Form S-3, Nos.
               333-65339 and 333-65339-01).


------------------------

*   Filed herewith

ITEM 17. UNDERTAKINGS.

    (a) The undersigned registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (i) To include any prospectus required by Section 10(a)(3) of the
                Securities Act of 1933;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) herein do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement;

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, each of the Registrants has duly caused this Post-effective Amendment No. 2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, November 30, 1998.



             PATRIOT AMERICAN HOSPITALITY, INC.                WYNDHAM INTERNATIONAL, INC.

  By:             /s/ PAUL A. NUSSBAUM                            /s/ JAMES D. CARREKER
        ----------------------------------------         ----------------------------------------
                    Paul A. Nussbaum                                James D. Carreker
            Chairman of the Board, and Chief                 Chairman of the Board and Chief
                   Executive Officer                                Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated, each of whom also constitutes and appoints Paul A. Nussbaum and John P. Bohlmann and each of them singly, his true and lawful attorney-in-fact and agent, for him, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same and all exhibits thereto, and any other documents in connection therewith with the Securities and Exchange Commission, granting unto each attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that each attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



             NAME                           TITLE                    DATE
------------------------------  ------------------------------  ---------------

                                Chairman of the Board of
                                  Directors and Chief
     /s/ PAUL A. NUSSBAUM         Executive Officer, Patriot
------------------------------    American Hospitality, Inc.    November 30, 1998
       Paul A. Nussbaum           (Principal Executive
                                  Officer)

                                President, Chief Operating
              *                   Officer and Director,
------------------------------    Patriot American              November 30, 1998
     William W. Evans III         Hospitality, Inc.

                                Executive Vice President and
              *                   Treasurer, Patriot American
------------------------------    Hospitality, Inc. (Principal  November 30, 1998
      Lawrence S. Jones           Accounting Officer)

              *
------------------------------  Director, Patriot American      November 30, 1998
       John H. Daniels            Hospitality, Inc.

              *
------------------------------  Director, Patriot American      November 30, 1998
      John C. Deterding           Hospitality, Inc.

             NAME                           TITLE                    DATE
------------------------------  ------------------------------  ---------------

              *
------------------------------  Director, Patriot American      November 30, 1998
      Gregory R. Dillon           Hospitality, Inc.

              *
------------------------------  Director, Patriot American      November 30, 1998
       Arch K. Jacobson           Hospitality, Inc.

              *
------------------------------  Director, Patriot American      November 30, 1998
      James D. Carreker           Hospitality, Inc.

              *
------------------------------  Director, Patriot American      November 30, 1998
        Philip J. Ward            Hospitality, Inc.

              *
------------------------------  Director, Patriot American      November 30, 1998
        Harlan R. Crow            Hospitality, Inc.

------------------------------  Director, Patriot American
         Milton Fine              Hospitality, Inc.

   By: /s/ PAUL A. NUSSBAUM
   ---------------------------
        Paul A. Nussbaum
        Attorney-in-Fact

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated, each of whom also constitutes and appoints Paul A. Nussbaum and John P. Bohlmann and each of them singly, his true and lawful attorney-in-fact and agent, for him, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same and all exhibits thereto, and any other documents in connection therewith with the Securities and Exchange commission, granting unto each attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that each attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Chairman of the Board of
                                  Directors and Chief
              *                   Executive Officer,
------------------------------    Wyndham International,      November 30, 1998
      James D. Carreker           Inc. (Principal
                                  Executive Officer)

     /s/ PAUL A. NUSSBAUM
------------------------------  Director, Wyndham             November 30, 1998
       Paul A. Nussbaum           International, Inc.

                                President, Chief Operating
              *                   Officer and Director,
------------------------------    Wyndham International,      November 30, 1998
        Karim Alibhai             Inc.

                                Executive Vice President
                                  and Treasurer, Wyndham
              *                   International, Inc.
------------------------------    (Principal Financial        November 30, 1998
      Lawrence S. Jones           Officer and Principal
                                  Accounting Officer)

              *
------------------------------  Director, Wyndham             November 30, 1998
       Arch K. Jacobson           International, Inc.

              *
------------------------------  Director, Wyndham             November 30, 1998
        Leonard Boxer             International, Inc.

              *
------------------------------  Director, Wyndham             November 30, 1998
  Burton C. Einspruch, M.D.       International, Inc.

             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

------------------------------  Director, Wyndham
       Sherwood Weiser            International, Inc.

              *
------------------------------  Director, Wyndham             November 30, 1998
       James C. Leslie            International, Inc.

              *
------------------------------  Director, Wyndham             November 30, 1998
     Susan T. Groenteman          International, Inc.

              *
------------------------------  Director, Wyndham             November 30, 1998
        Rolf E. Ruhfus            International, Inc.

  *By: /s/ PAUL A. NUSSBAUM
------------------------------
         Paul A. Nussbaum
         Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT NO.
----------
   4.1(1)    Agreement (the "Pairing Agreement"), dated February 15, 1983 and as amended February 18, 1988, between Bay Meadows Operating Company and
               California Jockey Club (f/k/a Bay Meadows Realty Enterprises, Inc.), as
               amended (incorporated by reference to Exhibit 4.3 to California Jockey
               Club's and Bay Meadows Operating Company's Registration Statement on
               Form S-2, and to Exhibit 4.2 to California Jockey Club's and Bay Meadows
               Operating Company's Annual Report on Form 10-K for the year ended
               December 31, 1987 (Nos. 001-09319 and 001-09320).
   4.1(2)    Amendment No. 2 to the Pairing Agreement (incorporated by reference to
               Exhibit 4.2 to Patriot American Hospitality, Inc.'s and Wyndham
               International, Inc.'s Registration Statement on Form S-4 (Nos. 333-39875
               and 333-39875-01)).
   4.1(3)    Amendment No. 3 to the Pairing Agreement (incorporated by reference on
               Exhibit 4.3 to Patriot American Hospitality, Inc.'s and Wyndham
               International, Inc.'s Registration Statement on Form S-4 (Nos. 333-44203
               and 333-44203-01)).
   4.2       Cooperation Agreement, dated December 18, 1997, between Patriot American
               Hospitality, Inc. and Wyndham International, Inc. (incorporated by reference to Exhibit 4.4 to Patriot American Hospitality, Inc.'s and
               Wyndham International, Inc.'s Registration Statement on Form S-4 (Nos.
               333-44203 and 333-44203-01)).
   5.1       Opinion of Goodwin, Procter & Hoar LLP as to legality of securities being offered.
  *8.1       Opinion of Goodwin, Procter & Hoar LLP as to tax matters
               (incorporated by reference to the same-numbered exhibit to
               Patriot American Hospitality, Inc.'s and Wyndham International,
               Inc.'s Registration Statement on Form S-3 (Nos. 333-51779,
               333-51779-01)).
  23.1       Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1).
 *23.1A      Consent of Goodwin, Procter & Hoar LLP
  23.2       Consent of Ernst & Young LLP, Dallas, Texas.
  23.3       Consent of Ernst & Young LLP, Seattle, Washington.
  23.4       Consent of Ernst & Young LLP, Phoenix, Arizona.
  23.5       Consent of Ernst & Young LLP, Miami, Florida.
  23.6       Consent of Ernst & Young LLP, San Juan, Puerto Rico.
  23.6A      Consent of Ernst & Young LLP, Wichita, Kansas.
  23.7       Consent of PricewaterhouseCoopers LLP, Pittsburgh, Pennsylvania.
  23.8       Consent of PricewaterhouseCoopers LLP, Dallas, Texas.
  23.9       Consent of PricewaterhouseCoopers LLP, Phoenix, Arizona.
  23.10      Consent of PricewaterhouseCoopers LLP, Tampa, Florida.
  23.11      Consent of Pannell Kerr Forster PC, Alexandria, Virginia.
  23.12      Consent of PricewaterhouseCoopers LLP, Miami, Florida.
  23.13      Consent of Deloitte & Touche LLP, Houston, Texas.
  23.14      Consent of Arthur Andersen LLP, Dallas, Texas.
  23.15      Consent of Arthur Andersen, London, United Kingdom.
  24.1       Powers of Attorney (included on signature pages to the Registration
               Statement).

EXHIBIT NO.
-----------
  99.1       Purchase Agreement, dated as of April 6, 1998, by and among Patriot
               American Hospitality, Inc., Wyndham International, Inc., PaineWebber
               Incorporated and PaineWebber Financial Products, Inc. (previously filed).
  99.2       Purchase Price Adjustment Mechanism Agreement, dated as of April 6, 1998, by and among Patriot American Hospitality, Inc., Wyndham International,
               Inc., PaineWebber Incorporated and PaineWebber Financial Products, Inc.
               (incorporated by reference to Exhibit 10.3 to the Companies' Quarterly
               Report on Form 10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
  99.3       Letter Agreement, dated July 30, 1998, by and among Patriot American
               Hospitality, Inc., Wyndham International, Inc. and PaineWebber Financial
               Products, Inc.
  99.4       Letter Agreement, dated August 14, 1998, by and among Patriot American
               Hospitality, Inc., Wyndham International, Inc. and PaineWebber Financial
               Products, Inc. (incorporated by reference to Exhibit 10.4 to the
               Companies' Quarterly Report on Form 10-Q for the quarter ended June 30,
               1998) (Nos. 001-09319 and 001-09320).
  99.5       Purchase Agreement, dated as of February 26, 1998, by and among Patriot
               American Hospitality, Inc., Wyndham International, Inc., and NMS
               Services, Inc. (incorporated by reference to Exhibit 10.5 to the
               Companies' Quarterly Report on Form 10-Q for the quarter ended June 30,
               1998) (Nos. 001-09319 and 001-09320).
  99.6       Purchase Price Adjustment Mechanism, dated as of February 26, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc.,
               and NMS Services, Inc. (incorporated by reference to Exhibit 10.6 to the
               Companies' Quarterly Report on Form 10-Q for the quarter ended June 30,
               1998) (Nos. 001-09319 and 001-09320).
  99.7       Amendment to Agreements, dated as of August 14, 1998, by and among Patriot
               American Hospitality, Inc., Wyndham International, Inc. and NationsBanc
               Mortgage Capital Corporation (incorporated by reference to Exhibit 10.7 to the Companies' Quarterly Report on Form 10-Q for the quarter ended
               June 30, 1998) (Nos. 001-09319 and 001-09320).
  99.8       Purchase Agreement, dated December 31, 1997, by and among Patriot American
               Hospitality, Inc., Patriot American Hospitality Operating Company, UBS
               Limited and Union Bank of Switzerland. (incorporated by reference to
               Exhibit 10.8 to the Companies' Quarterly Report on Form 10-Q for the
               quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
  99.9       Forward Stock Contract, dated as of December 31, 1997, by and among
               Patriot American Hospitality, Inc., Patriot American Hospitality
               Operating Company, and Union Bank of Switzerland. (incorporated by reference to Exhibit 10.9 to the Companies' Quarterly Report on Form
               10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and
               001-09320).
  99.10      Letter Agreement, dated as of August 14, 1998, by and among Patriot
               American Hospitality, Inc., Wyndham International, Inc. and UBS AG,
               London Branch (incorporated by reference to Exhibit 10.10 to the
               Companies' Quarterly Report on Form 10-Q for the quarter ended June 30,
               1998) (Nos. 001-09319 and 001-09320).
  99.11      Letter Agreement, dated September 11, 1998, by and among Patriot American
               Hospitality, Inc., Wyndham International, Inc. and UBS AG, London
               Branch.
  99.12      Letter, dated September 15, 1998, from PaineWebber Financial Products,
               Inc. to Patriot American Hospitality, Inc. and Wyndham International,
               Inc.
  99.13      Letter Agreement, dated September 30, 1998, by and among Patriot American
               Hospitality, Inc., Wyndham International, Inc. and PaineWebber Financial
               Products, Inc. (incorporated by reference to the same numbered exhibit to the Companies' joint registration statement on Form S-3, Nos.
               333-65339 and 333-65339-01).
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*   Filed herewith